Supplement to the John Hancock High Yield Bond Fund
                       Statement of Additional Information

     Shareholders of record on September 16, 1998 will be asked to modernize the fund's fundamental investment restrictions by approving changes to these restrictions. If these changes are approved by shareholders, the restrictions will be substantially as follows:

FUNDAMENTAL INVESTMENT RESTRICTIONS (AS PROPOSED)

1. The fund may not borrow money, except: (i) for temporary or short-term purposes or for the clearance of transactions in amounts not to exceed 33 1/3% of the value of the fund's total assets (including the amount borrowed) taken at market value; (ii) in connection with the redemption of fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets,
         (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets; (iv) in connection with entering into reverse repurchase agreements and dollar rolls, but only if after each such borrowing there is asset coverage of at least 300% as defined in the 1940 Act; and (v) as otherwise permitted under the 1940 Act. For purposes of this investment restriction, the deferral of trustees' fees and transactions in short sales, futures contracts, options on futures contracts, securities or indices and forward commitment transactions shall not constitute borrowing.

2. The fund may not act as an underwriter, except to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter for purposes of the Securities Act of 1933.

3. The fund may not purchase, sell or invest in real estate, but subject to its other investment policies and restrictions may invest in securities of companies that deal in real estate or are engaged in the real estate business. These companies include real estate investment trusts and securities secured by real estate or interests in real estate. The fund may hold and sell real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the fund's ownership of securities.

4. The fund may not invest in commodities or commodity futures contracts, except for transactions in financial derivative contracts, such as forward currency contracts; financial futures contracts and options on financial futures contracts; options on securities, currencies and financial indices; and swaps, caps, floors, collars and swaptions.

5. The fund may not make loans, except that the fund (1) may lend portfolio securities in accordance with the fund's investment policies up to 33 1/3% of the fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

6. With respect to 75% of the fund's total assets, the fund may not invest more than 5% of the fund's total assets in the securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than (i) securities issued or guaranteed by the U.S. Government, its agencies or its instrumentalities or (ii) securities of other investment companies.

7. The fund may not issue senior securities, except to the extent permitted by the 1940 Act.


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8.       The fund may not purchase the securities of issuers conducting their principal activity in the same industry if, immediately after such purchase, the value of its investments in such industry would equal or exceed 25% of its total assets taken at market value at the time of such purchase, except that (i) the fund may invest up to 40% of the value of its total assets in the securities of issuers engaged in the electric utility and telephone industries and (ii) this limitation does not apply to investments in obligations of the U.S. Government or any of its agencies or instrumentalities. The fund may not concentrate its investments in the securities of issuers engaged in the electric utility industry or the telephone industry unless yields available for four consecutive weeks in the four highest rating categories on new issue bonds in either industry (issue size of $50 million or more) have averaged greater than the yields of new issue long-term industrial bonds similarly rated (issue size of $50 million or more) and, in the opinion the adviser, the relative return available from the electric utility or telephone industry and the relative risk, marketability, quality and availability of securities of this industry justifies such an investment.

NON-FUNDAMENTAL RESTRICTIONS: (AS PROPOSED)

The fund may not:

1. Purchase a security if, as a result, (i) more than 10% of the fund's total assets would be invested in the securities of other investment companies, (ii) the fund would hold more than 3% of the total outstanding voting securities of any one investment company, or (iii) more than 5% of the Fund's total assets would be invested in the securities of any one investment company. These limitations do not apply to (a) the investment of cash collateral, received by the fund in connection with lending of the fund's portfolio securities, in the securities of open-end investment companies or (b) the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or purchase of substantially all of the assets of another investment company. Subject to the above percentage limitations, the fund may, in connection with the John Hancock Group of Funds Deferred Compensation Plan for Independent Trustees/Directors, purchase securities of other investment companies within the John Hancock Group of Funds.

2. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

3.       Purchase securities on margin.


4. Invest more than 15% of its net assets in securities which are illiquid.


September 16, 1998

5657SAIS  9/98